Exhibit 99.2

1 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Second Quarter 2013 Earnings Call Presentation August 30, 2013

2 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Safe Harbor Statement This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company’s periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the Company’s Investor Relations website at http : //www . gshi - steel . com . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation is intended to be viewed in conjunction with the General Steel Holding, Inc. fourth quarter and fiscal year 20 10 earnings call. This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings call.

3 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Agenda China Steel Industry Review Operational Achievements Review Second Quarter 2013 Highlights Q&A F inancial Review

4 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. 1,339 1,304 1,385 2012 Q2 2013 Q1 2013 Q2 Sales Volume In Thousand MTs Second Quarter 2013 Highlights x Restarting share repurchase program x Improved operational efficiency through benchmarking program x Broaden financing channel and secured additional support from suppliers and vendors x Increased direct sales and diversified distribution network Increasing Sales Volume Additional Highlights Significant Savings in Finance Expense $53.9 $30.0 $25.9 2012 Q2 2013 Q1 2013 Q2 Finance Expense In USD Million Down 50.0% YoY Down13.6% QoQ Up 3.4% YoY Up 6.2% QoQ

5 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Enhanced Sales Channel x Increased direct sales, aimed at the government and state - owned enterprises with higher margins x Diversified distribution network with less concentration from top five distributors First Six Months 2012 First Six Months 2013

6 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Positive Yield from Benchmarking Programs Estimated Savings for full - year 2013 x Transportation cost savings of approx . RMB 37 mln x Raw material additives saving of approx . RMB 25 mln • * Based on internal estimation Environment Protection Raw Material Sourcing Manufacturing Technique & Management Inventory Management Optimizing Management Procedure and Efficiency Non - Manufacturing Capabilities Positive Yield ＊ By the end of 2Q 2013: x Unit energy consumption in iron - making process has decreased by nearly 30% to approx. 13 kgec/t x Comprehensive energy consumption per ton of steel has decreased to 543 kgec/t • * Based on internal estimation

7 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. 1,000 1,000 1,000 1,000 1,200 1,200 2,100 3,300 0 1,000 2,000 3,000 4,000 5,000 2011 Year-end 2012 Year-end 3Q 2013 4Q 2013(E) High-Speed Wire Production Line Rebar Production Line Expanding Continuous Rolling Capacity Further eliminating intermediate re - heating costs, transportation, and outsourced - processing cost, thereby reducing overall unit production cost x 0 . 9 million MT advanced - rebar - rolling production line • Peak daily production volume reached 2,000 MT • 1.2 million MT advanced - rebar - rolling production line • Started construction in 1Q 2013 • To start trail production in October 2013 Thousand MTs Continuous Rolling Capacity Roadmap at Longmen Joint Venture 2,200 2,200 3,100 4,300 T rial production ceremony for the 900,000 MT new rolling line in July 2013

8 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. China Steel Industry Review » Lower - than - expected 2Q 2013 GDP GR of 7.5% » Over - production in Steel sector continued: • 1H 2013 crude steel production in China reached 390 million (up 7.4% YoY) » ASP dropped to a year - low in June 2013 » Low profitability around the sector: • 1H 2013 net margin of 0.13% for large and medium - sized steel enterprises • Reported industry - wide loss in June 2013 * Source: National Bureau of Statistics of China China MIIT and China Iron and Steel Association » Rationalizing steel market driven by Government’s guidance: • Dismantling mills with outdated capacity • Pollution control land environmental protection » Decreasing production in summer to avoid peak power consumption » Total steel social inventory in China at 12.4 million MTs in July, down - 5.96% MoM » Potential supportive policies from the upcoming “ The 3 rd Plenary Session of the 18th CPC ” in November 2013 Improving Pricing Trend in 3Q 2013 • * Source: Morgan Stanley Research China Steel Production and Pricing Monthly 2,500 2,700 2,900 3,100 3,300 3,500 3,700 3,900 4,100 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Mid Spot Price of Rebar 25mm, Shanghai China * Source: Bloomberg 3Q Rmb/t

9 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. 1,299 1,348 40 37 2Q 2012 2Q 2013 Longmen Joint Venture Other Subsidiaries Items 2Q 2013 2Q 2012 Y - o - Y% Total Sales Volume (Thousands MT) 1,385 1,339 +3.4% ASP of rebar (US$/per MT) 482.7 596.2 - 19.0 % Revenue (US$ million) 653.7 780.7 - 16.3% Gross Margin (%) - 5.4% 3.6% N.A. Operating Income (Loss)* (US$ million) - 42.2 7.9 N.A. Net Loss Attributable to General Steel Holdings Inc.* (US$ million) - 39.8 - 26.4 N.A. EPS* (US$) - 0.72 - 0.48 N.A. 2Q 2013 Financial Summary Sales Volume Breakdown * Including another operating income of $14.2 million in change in fair value of profit sharing liability, for the second qua rte r of 2013 Thousands MT Operating Expense Breakdown $10.3 $9.3 $9.8 $11.6 2Q 2012 2Q 2013 Selling Expense G&A Expense USD Million

10 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Significant Savings in Finance Expense Driven by savings in finance expense on bank borrowings and discounted notes receivables • 2 Q 2013 $ 16 . 1 mln (down 62 . 7 % YoY) • A decrease of $ 62 mln in short - term loans in 2 Q 2013 • Blended interest rate on total short - term loan of 6 . 5% , lower than the average short - term bank loan interest rate of 6 . 7 % Secured additional non - interest bearing financing support • Advance on inventory purchase decreased by $ 65 . 8 mln in 1 H 2013 • Account receivable increase by $ 50 . 5 mln in 1 H 2013 • Customer deposit increased by $ 12 . 9 mln in 2 Q 2013 $10.8 $10.2 $9.8 $43.2 $19.8 $16.1 0 10 20 30 40 50 60 2Q 2012 1Q 2013 2Q 2013 Finance/interest expense Financing cost on capital lease $25.9 $53.9 $30.0 Down 50.0% YoY Down13.6% QoQ US$ Million

11 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. Balance Sheet Summary AS OF (USD 1,000) June 30, 2013 December 31, 2012 Assets: Cash and Restricted Cash $448,541 $369,887 Accounts Receivable $48,485 $21,661 Notes Receivable $213,644 $145,502 Inventories $160,155 $212,671 Advances on Inventory Purchases $60,300 $126,131 Total Current Assets $1,197,670 $1,407,045 Property Plant and Equipment $1,214,558 $1,167,836 Total Assets $2,454,614 $2,650,682 Liabilities: Accounts Payable $579,989 $529,484 Short Term Loan $441,951 $374,004 Customer Deposits $130,137 $147,888 Taxes Payable $10,310 $16,674 Total Current Liabilities $2,220,727 $2,271,590 Capital Lease Obligations $347,290 $330,099 Profit Sharing Liability $278,788 $328,827

12 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. second quarter 2013 earnings cal l. 12 Q&A Jenny Wang Joyce Sung General Steel Holdings, Inc. General Steel Holdings, Inc. Tel: + 86 - 10 - 5775 - 7691 +1 - 347 - 534 - 1435 Email: jenny.wang@gshi - steel.com Email: joyce.sung@gshi - steel.com